                                                                      Exhibit 24

                            THE LUBRIZOL CORPORATION

                   Power of Attorney of Directors and Officers
                               in connection with
                   Registration Statement for Debt Securities
                   ------------------------------------------


         The undersigned, a director and/or an officer of The Lubrizol Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (together with any and all amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering debt securities of the Company, does hereby constitute and appoint W. G. Bares, C. P. Cooley and K. H. Hopping, and each of them, with full power of substitution and resubstitution, as his/her attorney-in-fact to execute and file on behalf of the undersigned, in his/her capacity as a director and/or an officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever necessary or desirable to be done in the premises, as fully as to all intents and purposes as he/she could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any of them and any such substitution.

         Executed at Wickliffe, Ohio, this 27th day of July, 1998.

/s/ W. G. Bares                             /s/ C. P. Cooley
---------------------------------           ----------------------------------
W. G. Bares                                 C. P. Cooley

/s/ G. P. Lieb                              /s/ Edward F. Bell
---------------------------------           ----------------------------------
G. P. Lieb                                  Edward F. Bell

/s/ L.E. Coleman                            /s/ Peggy G. Elliott
---------------------------------           ----------------------------------
L. E. Coleman                               Peggy G. Elliott

/s/ Forest J. Farmer, Sr.                   /s/ Gordon D. Harnett
---------------------------------           ----------------------------------
Forest J. Farmer, Sr.                       Gordon D. Harnett


---------------------------------           ----------------------------------
Victoria F. Haynes                          David H. Hoag

/s/ William P. Madar                        /s/ Ronald A. Mitsch
---------------------------------           ----------------------------------
William P. Madar                            Ronald A. Mitsch

/s/ M. Thomas Moore
---------------------------------
M. Thomas Moore

                            THE LUBRIZOL CORPORATION

                   Power of Attorney of Directors and Officers
                               in connection with
                   Registration Statement for Debt Securities
                   ------------------------------------------


         The undersigned, a director and/or an officer of The Lubrizol Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (together with any and all amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering debt securities of the Company, does hereby constitute and appoint W. G. Bares, C. P. Cooley and K. H. Hopping, and each of them, with full power of substitution and resubstitution, as his/her attorney-in-fact to execute and file on behalf of the undersigned, in his/her capacity as a director and/or an officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever necessary or desirable to be done in the premises, as fully as to all intents and purposes as he/she could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any of them and any such substitution.

         Executed at Brecksville, Ohio, this 27th day of July, 1998.


--------------------------------           ------------------------------------
W. G. Bares                                C. P. Cooley


--------------------------------           ------------------------------------
G. P. Lieb                                 Edward F. Bell


--------------------------------           ------------------------------------
L. E. Coleman                              Peggy G. Elliott


--------------------------------           ------------------------------------
Forest J. Farmer, Sr.                      Gordon D. Harnett

/s/ Victoria F. Haynes
--------------------------------           ------------------------------------
Victoria F. Haynes                         David H. Hoag


--------------------------------           ------------------------------------
William P. Madar                           Ronald A. Mitsch


--------------------------------
M. Thomas Moore

                            THE LUBRIZOL CORPORATION

                   Power of Attorney of Directors and Officers
                               in connection with
                   Registration Statement for Debt Securities
                   ------------------------------------------


         The undersigned, a director and/or an officer of The Lubrizol Corporation, an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (together with any and all amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering debt securities of the Company, does hereby constitute and appoint W. G. Bares, C. P. Cooley and K. H. Hopping, and each of them, with full power of substitution and resubstitution, as his/her attorney-in-fact to execute and file on behalf of the undersigned, in his/her capacity as a director and/or an officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever necessary or desirable to be done in the premises, as fully as to all intents and purposes as he/she could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any of them and any such substitution.

         Executed at Cleveland, Ohio, this 27th day of July, 1998.


------------------------------------       -------------------------------------
W. G. Bares                                C. P. Cooley


------------------------------------       -------------------------------------
G. P. Lieb                                 Edward F. Bell


------------------------------------       -------------------------------------
L. E. Coleman                              Peggy G. Elliott


------------------------------------       -------------------------------------
Forest J. Farmer, Sr.                      Gordon D. Harnett

                                           /s/ David H. Hoag
------------------------------------       -------------------------------------
Victoria F. Haynes                         David H. Hoag


------------------------------------       -------------------------------------
William P. Madar                           Ronald A. Mitsch


------------------------------------
M. Thomas Moore